FORGE NANO

Resilient Defense & Digital Infrastructure:

The Atomic-Scale Platform Powering Next-Generation Energy, Computing and Advanced Industrial Systems



Forge Nano Inc. Investor Presentation | April 2026

Disclaimer

This document may include certain "forward-looking statements", estimates, projections and/or information of a general economic or general industry nature provided by the management of the Company with respect to management's subjective views of the anticipated future performance of the Company. Such statements, estimates, information and projections have not been independently verified and solely reflect various assumptions by the management of the Company concerning anticipated results, which estimates or assumptions may or may not prove to be correct. All statements that are not historical facts are forward-looking statements and are not assurances of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company's control. Whether or not any forward-looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company and/or its affiliates. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. The pro forma and estimated financial information contained herein was prepared expressly for use herein and is based on certain estimates or assumptions and management's analysis of information available at the time this document was prepared. This document speaks as of the date hereof and shall not be deemed to be an indication of the state of affairs of, or the absence of any changes or developments in, the Company at any point in time. This document does not purport to be all-inclusive or necessarily to contain all the information that an interested party might desire in investigating the Company. Any investor or purchaser should conduct its own independent analyses and due diligence investigations.

In furnishing this document, the Company, the Advisor, and their respective affiliates, officers, directors and employees do not undertake any obligation to provide the Recipient with access to any additional information. This document is intended only as an invitation to interested Recipients to commence a due diligence process for the purpose of assessing the potential merits and risks of a potential business transaction between Recipient and the Company. By accepting this document, the recipient agrees that it shall not, and that it shall cause its Representatives not to, contact any director, officer, employee or agent of the Company, its subsidiaries or affiliates or any client, customer, supplier of the Company or any other person having a business relationship with the Company, regarding the Company, this document or a potential transaction, either directly or indirectly, without express prior written consent of Company (which Company may withhold in its sole and absolute discretion). By accepting this document, the recipient agrees that money damages would not be a sufficient remedy for breach of the foregoing provisions, and that in addition to all other remedies available at law or in equity, the Company shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. Any securities of the Company to be offered and sold in a private placement have not been registered under the Securities Act or the securities laws of any state or other jurisdiction. Accordingly, any such securities may not be offered or sold, directly or indirectly, unless they have been registered under the Securities Act or are offered and sold pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

In connection with the proposed business combination (the "Business Combination"), the Company and Archimedes Tech SPAC Partners II Co. ("ATII") intend to jointly prepare, and ATII will file, a registration statement on Form S-4 (as amended or supplemented from time to time, and including the proxy statement/prospectus contained therein, the "Registration Statement"). The Registration Statement has not yet been filed with the Securities and Exchange Commission (the "SEC"), and the SEC has not declared the Registration Statement effective. Subject to the SEC declaring the Registration Statement effective, the proxy statement/prospectus will thereafter be sent to all ATII shareholders for purposes of voting in a meeting of shareholders to approve the Business Combination and related matters. Before making any voting decision, ATII shareholders are urged to read the Registration Statement, when available, and all other relevant documents filed or to be filed with the SEC in connection with the proposed Business Combination as they become available, because they will contain important information about the proposed Business Combination and the parties to the proposed Business Combination. Investors and other interested persons will be able to obtain free copies of the Registration Statement, its exhibits, and any other relevant documents filed or to be filed with the SEC by ATII and the Company through the website maintained by the SEC at www.sec.gov.

The Company, ATII and certain of their respective directors, executive officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from ATII's shareholders in connection with the proposed Business Combination. Information regarding the ATII's directors and executive officers and their ownership of ATII's common shares is set forth in ATII's Annual Report on Form 10-K filed with the SEC on March 31, 2025. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement and the proxy statement/prospectus contained therein when it becomes available.

Not an Offer This presentation and any oral statements made in connection therewith do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction, domestic or foreign, in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Such an offer or solicitation can only be made by way of an effective registration statement or applicable exemption from registration in accordance with the securities laws. Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the Business Combination. Such agreements are under negotiation and subject to change. The consummation of the Business Combination would be also subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the Business Combination will be consummated with the terms described herein or otherwise. As such, the subject matter of these materials is evolving and is subject to further change by parties in their absolute discretion.

© FORGE NANO ALL RIGHTS RESERVED

ATOMIC ARMOR

Rebuilding Critical Infrastructure From The Atom Up

Forge Nano is a vertically integrated advanced manufacturing platform - combining patented nano-coating technology and U.S. based cell production to power and protect the systems the world depends on.







Business Combination Agreement (BCA) Summary

Business Combination Structure

Forge Nano, Inc., a leading U.S.-based semiconductor equipment and advanced materials platform pioneering Atomic Layer Deposition (ALD) technology for AI-era chip manufacturing and defense battery applications, intends to complete a business combination with **Archimedes Tech SPAC Partners II Co.** ("Archimedes II", Nasdaq: ATII)

Expected Close: **Q3 2026**

Subject to satisfaction of customary closing conditions

Capital Structure

$317M net cash at closing

Funded by Archimedes II trust + anticipated PIPE proceeds[1]

$100M PIPE @ $1.2B Pre-Money

Common equity PIPE — in addition to trust proceeds

Net proceeds to expand production capacity across semiconductor tools and battery cells, and new verticals including Pharma, Data Centers and Small Modular Reactors (SMR).

Valuation

$1,278.9M

Pro forma enterprise value[2]

~75.3% Forge Nano shareholder ownership[2]

Earnout structure — up to $900M (90M shares)[3]

1. **$15/share** or **$400M TTM Rev** (30M shares)
2. **$20/share** or **$600M TTM Rev** (30M shares)
3. **$25/share** or **$800M TTM Rev** (30M shares)

Milestones within 5 years of closing. Existing shareholders roll 100%.

(1) Assumes no redemptions, $100M PIPE raise and $25M in estimated transaction expenses. Trust value includes accrued interest as of December 31, 2025. Excluding earnout shares.
(2) Excludes 11.5M public warrants and 9.4M private warrants (strike $11.50/share). Excludes up to 90M earnout shares. Includes 23.0M ATII public shares, 120.0M Forge Nano shares, 5.8M ATII founder shares, 0.8M ATII private placement shares. No draw on Morrisville construction finance facility. Excludes warrants issued to PIPE investors.
(3) Earnout share price milestones based on VWAP over any 30 day trading period.

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Visionary Leadership Backed by Key Strategic Investors

Key Company Highlights

- Founded in 2011
- 120 Employees
- 200+ Patents[1]
- $2B+ Pipeline | ~$84M binding term sheets[2]
- Battery Prod. & Semi Clean Room (HQ: Thornton, CO)

(1) Issued, pending, provisional, invention disclosures and in-licensed. (2) Binding take-or-pay contract in place totaling an aggregate of $84mm of revenue from 2028 to 2030. (3) All trademarks, logos, and brand names used in this document are the property of their respective owners. They are used for identification purposes only and do not imply any affiliation with or endorsement by the trademark owners.

Management & SPAC Team

Forge Nano

Paul Lichty, Ph.D.
Chief Executive Officer, Co-founder

Co-founder and CEO of Forge Nano; Dr. Lichty invented the method of high throughput material surface engineering (atomic layer deposition, or ALD). Dr. Lichty founded Forge Nano as a spin out from the University of Colorado Boulder in 2011.

Wyman Fang, MBA
Chief Operating Officer

Experienced global operations executive specializing in driving 10x revenue growth within semiconductor and renewable energy sectors. Previously held notable positions at Trinasolar, TALUS and Lam Research.

Michael Kleinberg, MBA
Chief Financial Officer

Former CFO for North America at RS2 Software plc. Sr. Principal at CBIZ CMF, LLC, CFO at Accucode, and Solera Salon. Began career in finance at Daniels & Associates.

Archimedes II

Long Long
Chief Executive Officer, Director

Former CFO of Archimedes I; Partner at SPAC Partners; Former CFO of Global SPAC and Ackrell SPAC; Former IBM Executive Program and division Financial Controller

Eric R. Ball
Chairman, Independent Director

Former Chairman of Archimedes I; Co-Founder & Managing Partner of Impact Venture Capital; Former CFO of C3.ai; Former Senior Finance Executive at Oracle (10+ yrs); Previously finance executive with Cisco and Flextronics

Ben Landen
Chief Technology Officer

Co-Founder & MD of Superposition Venture Partners. Formerly: VP of BD at Cyngn, Head of Product & BD at DeepScale (acquired by Tesla), Senior Business Manager for $100M automotive semiconductor P&L at Maxim Integrated.

Strategic Investor Base

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

A History of Innovation

Forge Nano initially established itself by innovating around battery applications, attracting the attention of notable strategic investors



Battery grant award
First 95 Ah Cells w/ U.S. cell mfr
VW JDA
40Ah cells to major Auto OEM
Atomic Armor Materials in space
FORGE BATTERY
Forge Battery Announced
ALD tech demonstrated
ALD nanosolutions
Acquisition of ALD Nanosolutions
Modernization of THEIA R&D system
1st THEIA R&D system installed
Sundew Technologies
Acquisition of Sundew Technologies
TEPHRA launched for 200mm
TEPHRA deliveries begin
2011
2013
2015
2017
2019
2020
2021
2022
2023
2024
2025 & 2026
KEY
Battery Innovations
Semiconductor Innovations
Sales Milestone
(1)
LG
Air Liquide
Series A
(1)
LG
Air Liquide
Series B
(1)
Hanwha
gm
Air Liquide
Series C
(1)
$100M Grant
(1) (2)
RockCreek
(and others)
$62M Series D

(1) All trademarks, logos, and brand names used in this document are the property of their respective owners. They are used for identification purposes only and do not imply any affiliation with or endorsement by the trademark owners. (2) Forge Nano has executed binding agreements for an additional $20 million in Series D commitments, which are expected to fund prior to the closing of the Transaction, bringing the total Series D Financing to approximately $82 million.

© FORGE NANO ALL RIGHTS RESERVED

Serving Critical Infrastructure Markets Today

Atomic Armor Technology Strengthens America's Most Critical Systems

Semiconductor ALD Focus | Atomic Armor® Battery Focus



Cutting-Edge Chips

Customers and partners include global leaders in semiconductors, telecommunications, and energy.



Defense & Aerospace

Customers and partners span key strategic verticals, including aerospace, defense, and technology.



Energy & Power

Customers and partners encompass world-leading companies in energy, industrial gases, and automotive, where we drive innovation in oil, gas, chemicals, electric mobility, and sustainable solutions.

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Significant Near-Term Growth Opportunity

Massive addressable market with growth opportunities in auxiliary powder coating markets

~$359B [1][2]

Expected Addressable Global Market by 2034

Powder ALD Unlocks Functional / Industrial Coatings and Hardware-as-a-Service



Lithium-Ion Batteries[1]

Utilizing Atomic Armor materials; expanding battery manufacturing.



Semi ALD Equipment[2]

Atomic Armor tools to allow chips to migrate to 3D architecture.


FORGE NANO
ATOMIC LAYER DEPOSITION SYSTEM

Material Coatings

Enabling functional industrial coatings across advanced manufacturing.

(1) Precedence Research - ALD Market Size
(2) Precedence Research - Lithium-Ion Battery Market Size

© FORGE NANO ALL RIGHTS RESERVED

Three-Phased Growth Plan, Clear Milestones

Proof of Traction	Scaling Core	Platform Arbitrage
Phase 1 (2025-2027)	**Phase 2**	**Phase 3**
• **Revenue-generating today** with existing capacity • 200mm semiconductor tools to Edge AI, MEMS, Power, RF markets • Third-party battery capacity + distribution agreement	• **Capital Investment via PIPE Proceeds:** (1) Morrisville 3 GWh battery plant (2) 300mm semiconductor tool for AI/memory/logic • Semiconductor expands into More-Moore markets (SK hynix, Micron, Samsung, Intel, TSMC…Memory / Logic) • Battery plant operational with **Tier 1-guaranteed ramp** and DOE backing • Up to 10 GWh/yr materials accessible to Forge Nano for toll coating	• **New verticals:** SMRs, vaccines, rocket fuel, 3D printing (opportunistic, not underwritten) • Potential M&A for bolt-on revenue and assets • Platform technology extends across multiple high-value markets
129% (CAGR) Anticipated Growth Rate Forge Nano and its subsidiary Forge Battery projected to deliver exceptional growth between 2025 and 2027.	**$650M+** Revenue Potential Assuming full capacity and build out.	**PLATFORM EXPANSION** Leveraging proven ALD technology across new verticals.

© FORGE NANO ALL RIGHTS RESERVED

Built For The Most Demanding Customers On Earth



Defense	Space	Semiconductor
U.S. Department of War	SpaceX/Spire Global	C2MI + Chip Fab Customers

100% U.S. manufactured lithium-ion battery cells for DoW

- Domestic producer of battlefield-ready cells
- Contribute to reducing foreign batteries manufactured overseas

Strategic Gov Backing

Satellite Batteries with Atomic Armor materials used in extreme thermal environments

- High-energy lithium-ion batteries using Forge Nano Atomic Armor materials in orbit via SpaceX Transporter-2 for Spire Global LEMUR-2 satellite
- Highest certification bar in the industry

Third-Party Validated

AI Chip Manufacturing bottleneck can be eliminated with high-speed, defect-free ALD

- Conformality is maintained at production-scale while providing coverage on features 2 orders of magnitude greater than line-of-sight techniques
- Breakthrough removes constraint that has limited 3D semiconductor scaling

Platform breakthrough

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

ATOMIC ARMOR

Atomic Armor® Technology Platform

Solving Critical Manufacturing Challenges Through Atomic-Scale Precision


FORGE NANO
FORGE NANO
FORGE NANO

Advanced Manufacturing Challenges We Solve

Problems

AI's Power / Heat Wall

- AI chips constrained by energy per compute
- Traditional 2D chip architectures hitting physical limits
- 3D stacking requires 100x better coating precision than available today

Chip Yield Crisis

- Advanced AI nodes experiencing 20-80% yield loss
- Single voids, incomplete seed layers cause chip failures
- Cost: 1% yield improvement = $100M+ annual benefit per fab

U.S. Battery Supply Chain Vulnerability

- China controls 80-90% of global battery supply chain
- 2028 DoD mandate: Cannot buy Chinese cells
- Current domestic options: 10-15% degradation in extreme environment

Forge Nano Solutions

1000:1 aspect ratio TSV coating [(1)]
enables dense 3D chip stacking

50x lower power & heat [(2)(3)]
vs. traditional 2D architectures

Perfect conformal coating eliminates voids
and incomplete seed layers

NDAA compliant battery products (aligned and focused on 2028 requirements) [(4)]
$100M DOE-backed U.S. gigafactory with predominately U.S. supply chain materials.

FORGE NANO

(1) GlobeNewswire (2) Stanford Energy (3) Electrical Engineering (4) GlobeNewswire

© FORGE NANO ALL RIGHTS RESERVED

How It Works

Forge Nano's Atomic Armor® platform technology applies ultra-thin, atomically precise coatings to the surface of materials and substrates to enhance performance, durability and efficiency at the source.



Atom-by-Atom



Forge Nano's Platform Technology
Purge
Purge
Pulse A
Pulse B
Pulse A
Pulse B

Precise Nanoengineered Surface Coating

Applied to raw materials and electronic device architectures to strengthen their properties and improve performance

Coats Powders



20 nm
5.2 nm

Preventing Detrimental Surface Reactions

By shielding materials and objects via an ultrathin, ultra uniform, and highly robust shell

At Scale



A World Leader in Scaling Solutions for ALD

A precision coating technology for engineering material surfaces atom-by-atom at commercial scales

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Patented Tech Improves Materials With Speed & Scale

Forge Nano Advantage

Perfect conformal coating eliminates voids that cause chip failures

- Enables 1000:1 aspect ratio TSVs
  vs. 10:1 for Applied Materials - the key to dense 3D chip stacking
- 10x faster cycle time, 88x more efficient precursor usage
  vs. competitors

Traditional Coating Methods

Material Coatings

Directional Flow

Laminar Flow

Directional flow processes require long diffusion times to coat powders



Substrate Coatings

"Rain" Deposition

Laminar Flow

Surfaces covered with "rain" may not be equally coated


Narrowing
Voids

Forge Nano Atomic Armor®

Turbulent Flow

Turbulence is Key

Turbulent flow allows for perfectly distributed precursor creating uniform thickness quickly



"Fog" Deposition

Fog Surrounds

All exterior surfaces receive same conformal coating including overhangs



FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

AI Chip Yield Crisis: A $2B+ Opportunity

"Fog deposition" targets the weakest links in chip performance, while optimized precursor utilization can reduce costs

Atomic-Scale Defects, Fab-Scale Costs

- Yield issues now "top priority" for advanced AI and Angstrom-class nodes[1]
- Single voids, incomplete seed layers, and non-uniform passivation are responsible for failures[2]
- Lowering ALD precursor usage directly reduces operating costs and cost-of-ownership, in some cases >40%.[3] In a semi fab, cutting precursor waste by ~50% could reduce ALD operating costs

Hypothetical Yield Savings

- TSMC shipped 12.9M 300mm wafers[5] during 2024
- $18-$20k/wafer(4)

1% yield increase could result in +$2.3-2.6B with 129k additional chips produced

Hypothetical Operating Savings

- A fab built in 2026 has an OpEx estimated at $1-$1.3B/year(6)
- TSMC has 12-15 actively producing fabs today[7] with 129k additional chips produced

1% OpEx cost reduction could result in $120-$195M in savings /year for TSMC

(1) Semiconductor Engineering (2) Semiconductor Engineering (3) Seoul National University.
(4) Notebook Check (5) TSMC 2024 Annual Report (6) Boston Consulting Group (7) TSMC (8) Taipei Times

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Atomic Armor®: Cell-Level Performance Enhancement

High Energy Density	Fast Charge	Longer Cycle Life	Lower Thermal Runway	Lightweight and Long Range
~19% increase in capacity Increased voltage for same size and chemistry	10-minute fast charge to 80% state of charge Reduced charge time	2-10x increase in cycle life Increased voltage for same size and chemistry	50% reduction in heat generation More temperature tolerant and lower fire risk	20% reduction in weight Improved performance

These cell-level improvements enable system-level advantages in defense and space applications

(1) Individual potential performance improvements to cell, not necessarily representative of improvements across one cell product or all cell products.

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Forge Nano Cells Outperform Foreign Tier 1 Suppliers

Forge Nano cells last 3x longer, have higher energy than leading competitors



Relative Capacity (%)
100
95
90
85
80
0
200
400
600
800
1000
1200
Cycle Number
1C/1C charge/discharge at 30°C; 2.5-4.2V
FN SC38, 4.2V
T1 Competitor
T1 Competitor

Specification	Leading Competitor	Forge Nano[1]
Energy Density (Wh/kg)	204	303
Capacity (Ah)	4	5.6
Weight (g)	68	65

ALD Differentiator

Higher Si (25% Si-C or 2x competitors) enables higher energy density, faster charging, and weight reduction





(1) Based on internal Forge Nano testing data.

Competitive Edge

- Higher energy density than state-of-the-art Asian-produced cells
- U.S. manufacturing & U.S.-dominant supply chain

Certifications

- ✓ UN38.3
- ✓ UL1642

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Atomic Armor® Battery Materials Proven in Space

Atomic Armor® materials have been powering a customer satellite since June 2021 in extreme conditions

SPACENEWS

August 17, 2021

Forge Nano is proud to announce the successful launch of high-energy, Lithium-ion (Li-ion) batteries into orbit aboard the SpaceX Transporter-2 rideshare mission on June 20, 2021. The Li-ion batteries, featuring Forge Nano Particle ALD (PALD) technology and Enersys Zero Volt™ technology, were integrated into Spire Global®, Inc.'s LEMUR-2 satellite.[1]


Exceeded 2,500+ charge/discharge cycles to-date

"Satellite Lithium-Ion Battery Market" is expected to be valued at about US$1.5 billion by 2033.[2]

(1) Space News (2) Market Report Analytics

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Atomic Armor® has the Power to Revolutionize Industries


More Robust
Batteries
More Powerful
Magnets
More Powerful
Quantum Computing
Longer Burning
Rocket Fuel
Time-controlled
Vaccines
Lighter
Drones
POWERED BY
FORGE NANO
ATOMIC ARMOR
Stronger
3D Prints
Zero-bacterial
Surfaces
Brighter
OLED Screens
More Reliable
Mobile Devices
More Efficient
Small Modular Reactors
Time-release
Chemicals

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

ATOMIC ARMOR

Semiconductor Market

Solving AI's Energy & Hardware Challenges with Forge Nano's Production-Ready Tools

Hardware Enhancements Drive AI Differentiation

AI is constrained by power, heat, and memory bandwidth. Forge Nano's ALD directly addresses all three.


Software
VS
Hardware
Easy to Replicate with Low Barriers to Entry
Diminishing Returns
Resource Limitations
AI
Provides Strong IP Protection
Backbone for Scaling AI
Exponential Performance Gains

The future of AI depends on more efficient, powerful and scalable Hardware platforms

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Faster, More Efficient than Competition

Forge Nano's differentiated process is poised for adoption in the growing semiconductor wafer manufacturing sector


VS


Efficiency
Throughput
TEL
ASM
Beneq
Lam
Veeco
APPLIED MATERIALS
KE
Kurt J. Lesker

10x
Faster cycle time[2]

10x
Higher ALD throughput[2]

88x
More efficient precursor usage[2]

>100x
Better aspect ratio than coating competitors[1]

Faster systems result in more redundancy, smaller physical footprint, and often the elimination of a production bottleneck

All trademarks, logos, and brand names used in this document are the property of their respective owners. They are used for identification purposes only and do not imply any affiliation with or endorsement by the trademark owners. (1) Methods for coating and filling high aspect ratio recessed features (2) Chemistry of Materials 19 (2007) 3319-3324. "Atomic Layer Deposition of HfO_2 Thin Films Exploiting Novel Cyclopentadienyl Precursors at High Temperature"

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Forge Semi Can Capture Market Share from Other Coating Tech

Forge Nano is uniquely positioned to compete on both speed and accuracy across all four coating markets


2025 TAM
High
Low
Deposition Accuracy
FORGE NANO
ALD
Plasma Enhanced Chemical Vapor Deposition (PECVD)
Chemical Vapor Deposition (CVD)
Physical Vapor Deposition (PVD)
$>5 billion(1)
$5 billion(2)
$5 billion(3)
$26 billion(4)
$24 billion(5)
0.1
1
10
100
1000
Deposition Speed (nm/min)

(1) Forge Nano expects to take share from PECVD and CVD resulting in a higher TAM than the overall ALD market based on deposition speed and accuracy advantages (2) Future Market Insights (3) Valuates Reports (4) Precedence Research (5) The Business Research Company

© FORGE NANO ALL RIGHTS RESERVED

Forge Semi | Atomic Armor® Enables 3D Chip Stacking

3D chip stacking is essential to keep making chips smaller, faster, and more powerful



Micro-bump
TSV (Through-Silicon Vias)
Bump
MEMS
Memory
RF
Logic
Package Substrate or PCB
(1)
Package Substrate or PCB

Moore's Law Concept

40% Improved Performance[2]	**50x** Lower Power Consumption[3]	**50x** Heat Generation Reduction[4]

ALD^X coats high aspect ratios which allows for 3D chip architecture

(1) Image Source: Ultra high density logic designs using transistor-level monolithic 3D integration. (2) IEEE Spectrum (3) Stanford Energy (4) Electrical Engineering
Improvement estimates based on theoretical assumptions inclusive of improved performance, lower power consumption and heat reduction.

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

Applications Leveraging ALD Today: Unlocking Potential in Edge AI and Beyond

Addressable Market

Edge AI / More-than-Moore (Predominantly 200mm and below)

MEMS	Power	RF	Image Sensors	Photonics	Advanced Packaging
Environmental sensors	Devices (IGBTs, MOSFETs)	RF MEMS filters	BSI (Back-Side Illuminated)	MiniLEDs, microLEDs	Encapsulation (for all MtM devices)
Inertial Sensors (Accelerometers, Gyroscopes)	Power Electronics (Wide Bandgap Semiconductors)	MMICs	TSVs (Through-Silicon Vias) in 3D sensor arrays	Photonic Integrated Circuits (PICs)	TSVs, TGVs
BOSCH, GE, Texas Instruments	Infineon, SIEMENS, nexperia	Northrop Grumman, BROADCOM, RTX	SONY, onsemi, OMNIVISION	LUMENTUM, Infinera, III-V lab	ASE, Amkor Technology, CORNING

1. All trademarks, logos, and brand names used in this document are the property of their respective owners. They are used for identification purposes only and do not imply any affiliation with or endorsement by the trademark owners.

© FORGE NANO ALL RIGHTS RESERVED

Growing AI Chip Market Size Creates Vast Opportunity for ALD ($B)(1)


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
56.8
73.3
94.4
121.7
156.9
202.3
260.1
336.1
433.2
558.4
719.8
927.8
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Low Yields for AI Chips must be solved
Forge Nano's 10x faster ALD tools can capture share in this $1 Trillion build-out

$1T in New Fabs. 20% Yields

- Cutting edge AI chips have been plagued with low yields. Defect rates increase as we roll out Angstrom – Class chips.
  AI Fabs can have yields as low as 20%[2]
- According to study by McKinsey, semiconductor companies plan to invest $1 Trillion in new fabs through 2030[3]
- 3D chip architecture is needed to increase processing speeds, improve yields and lower energy usage

(1) Precedence Research, (2) Reuters, (3) McKinsey

FORGE NANO

© FORGE NANO ALL RIGHTS RESERVED

PIPE Proceeds Unlock More-Moore Opportunity

Developing 300mm ALD Tools to Capture Growing Memory/Logic Demand

Future Addressable Market

Memory	Logic
SK hynix	intel
micron	tsmc
SAMSUNG	SAMSUNG

Why 300mm Unlocks Exponential Growth

- **Market size step-change:** AI/memory/logic markets are 50x larger than current 200mm markets
- **Validated technology path:** Existing prototype demonstrates commercial viability; Samsung partnership de-risks ramp
- **Customer pull:** SK hynix, Micron, Samsung, Intel, and TSMC all fabricate on 300mm wafers, where yield and performance improvements translate to billions in annual value per fab
- **First-mover advantage:** 10x faster cycle time and 88x precursor efficiency give Forge Nano structural cost advantage in capturing share from incumbent coating technologies

PIPE proceeds fund 300mm tool development for AI-era logic and memory fabrication, expanding Forge Nano into the largest and most valuable segment of semiconductor manufacturing

1. All trademarks, logos, and brand names used in this document are the property of their respective owners. They are used for identification purposes only and do not imply any affiliation with or endorsement by the trademark owners.

© FORGE NANO ALL RIGHTS RESERVED

U.S. Defense Battery Manufacturing

De-risked by design:
$100M DOE grant and a 2028 legislative mandate creating a captive $12B market



Solving National Security's Battery Crisis

Forge Nano brings a sustainable competitive advantage to U.S. high tech manufacturing

Strategic imperative	Starting 2028, U.S. DoW cannot purchase Chinese cells [1]
Forge Nano tech validation	Spire LEMUR-2 satellite running off Forge Nano battery materials [2]
Federal funding	**$100M DOE grant recipient** for lithium-ion gigafactory under Bipartisan Infrastructure Law [3]
Strategic partnership	Operability backed by Korean Tier-1 battery manufacturer
Near-term visibility	$2B+ Pipeline & ~$84mm binding term sheets. With customers urgently seeking compliant U.S. supply chain

(1) BAAT Coalition (2) Space News (3) GlobeNewswire

© FORGE NANO ALL RIGHTS RESERVED

Forge Battery | Market Strategy

Focus on Government and Defense Applications along with Datacenters

Military-Grade Lithium-Ion Battery Market[1]


~7.1% CAGR
$6B
$12B
2025
2035

Estimated 21700 battery cell market demand can easily absorb planned 3.0 GWh Forge Battery supply[3]

Mission critical batteries for U.S. DoW must be U.S. sourced[2]

Golden Dome provides tailwind in the satellite space[4]

- Forge intends to continuously seek high-grade plant offtake in order to be paid for the superior performance of our cells
- Starting in 2028, U.S. Department of War can no longer buy Chinese cells[2]
- Superior performance is mission critical in space
- Forge will avoid EV and Grid Storage markets for direct battery sales. Those will be addressed by toll-coating

(1) Wise Guy Reports (2) Text of House Amendment to S. 1071 (3) Market Growth Reports (4) Aviation Week (5) The graph presented does not include numerical figures.

Estimated Plant Offtake by Segment[5]


2028
Space
Data Centers
DoW
Other non-EV Uses
Data Centers
U.S. Allied Militaries
Space
DoW
2035

FORGE NANO

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Forge Battery | $100mm Grant Funding from DOE

- Received through the **Bipartisan Infrastructure Law** as an effort to strengthen the U.S. battery supply chain
- **Cost sharing** by the DOE for all funds put directly towards **gigafactory construction**
- **$100M** in non-dilutive funds



September 20, 2024

Forge Battery Selected for $100M Award

Negotiation with U.S. Department of Energy to Expand Production Capacity of North Carolina Lithium-Ion Battery Gigafactory[1]

Illustrative Timeline

Sept 2024	Jan 2025	Feb 2025	July 2025
Forge Battery selected for $100M award negotiation with U.S. DOE	Grant terms and criteria finalized	Funding matching process begins	Payments initiated

(1) Forge Battery Completes Contract Negotiation to Secure $100M from U.S. Department of Energy for North Carolina Lithium-Ion Battery Gigafactory

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Forge Battery | Partner-Guided U.S. Battery Manufacturing

Atomic Armor® - coated cells produced in the U.S.

Partnered with a leading Tier 1 Li-ion battery manufacturer
$20M committed investment in Forge Nano by Tier 1 partner

- Plant expected to be fully operational in 2028 with operational guarantees from strategic partner
- Decades of valuable battery manufacturing experience to reduce start-up risk
- Contract manufacturing partner's batteries and manufacturing internally-designed batteries

Capex Budget Estimate

$300M - $330M | $100M DOE Grant secured

Cylindrical cell production capacity

3.0 GWh/year



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Forge Nano Battery Cell Overview

- U.S. manufacturing & U.S.-dominant supply chain
- High Energy Density
- Fast Charge
- Longer Cycle Life
- Lower Thermal Runway
- Lightweight and Long Range







SPACENEWS

"Satellite Lithium-Ion Battery Market" is expected to be valued at about US$1.5 billion by 2033."

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Scaling Forge Nano's Market Opportunity

From Commercial Execution To Multi-Market Expansion



Phase 1 (Now): Semiconductor & Battery

Expanding Capacity & Developing New Capabilities

Semi Revenue Assumptions

- Projections based on current orders, expressions of intent, and sales pipeline
- We currently have the production capacity needed to meet our revenue assumptions for 2027.

Battery Revenue Assumptions

- Forge Nano battery sales prior to Morrisville plant coming online enabled by:
  - >$100M existing capacity available through five qualified third-party manufacturers
  - Distribution agreement with major South Korean battery manufacturer
- "Other" revenues feature coating services, which are critical for Forge Nano's future development opportunities

Adjusted Revenues ($M)	2025A	2026P	2027P
Equipment	$5.7	$15.2	$45.2
Battery Cells	1.0	18.9	25.0
Other	7.8	5.9	5.9
Total	**$14.5**	**$40.1**	**$76.1**

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Phase 2: Scaling U.S. Battery & Semi Tool Opportunities

Expanding Capacity & Developing New Capabilities

Semi Revenue Assumptions

- Semiconductor pipeline from end-2025 into 2026 is greater than $60m
- Equipment revenue / tool is $1.5M. Multiple chambers increase price & should be ordered more frequently.
- $75m investment required (capex and working cap) to meet higher scenarios, which includes:
  - Clean rooms in new and expanded facilities
  - Working capital - Service team expansion
  - Development of 300mm tool to expansion into logic and memory

Semiconductor Scenarios	Base	Med	High
Tools per Year (Units)	40	106	225
Bays Required (Units)	10	25	50
Pricing $000	$1,500	$1,750	$1,850
Annual Revenue Potential ($M)	**$60.0**	**$185.9**	**$416.3**

Expanding Capacity & Sales With 3 GWh/Year Plant

Battery Revenue Assumptions

- Forge Nano's Forge Battery project has 21 GWh in LOIs; sample cells produced with partners support future contracted demand as the facility becomes operational.
- The base price scenario is projected to generate enough revenue to cover project financing before2030 and yield significant cash flows, including producer credits to 2031.
- Better pricing scenarios from existing LOIs average $175/KWh, with quotes over $250/KWh from aerospace and defense contractors.
- Construction of the Morrisville plant is set to begin in H1-2026
- Project development with partner equipment and expertise is expected to take 18-24 months.

Morrisville Scenarios	Base	Med	High
Price / KWh	$150	$175	$250
Price / Cell	$2.78	$3.24	$4.63
Cells at OEE Target (M Units)	144	144	144
Annual Revenue Potential ($M)	**$399.2**	**$465.7**	**$665.3**

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Phase 3: Enter New ALD Verticals and Explore M&A



More Powerful
Quantum Computing



Longer Burning
Rocket Fuel



Time-controlled
Vaccines



Stronger
3D Prints



Brighter
OLED Screens



More Efficient
Small Modular Reactors

Strategic Growth Initiatives

- Stand up new ALD applications among group of verticals for which Forge Nano already has developed solutions
- Targets identified for acquisition: Bolt-on revenues and assets

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Transaction & Investment Opportunity



Transaction Details

Transaction Highlights

- Forge Nano is valued at a $1,200 million pre-money equity value
- Forge Nano shareholders may receive up to $900 million (90 million shares) in an earnout structure if the company achieves the following milestones within 5 years of business combination closing (30 million shares for each milestone achieved): (i) $15.00/share[1] or $400M TTM Revenue; (ii) $20.00/share[1] or $600M TTM Revenue; and (iii) $25.00/share[1] or $800M TTM Revenue
- In addition to the trust proceeds, the transaction will raise $100 million in a PIPE which may be satisfied through newly issued shares at $10.00/share or via purchase and non-redemption of ATII shares in the open market
- Existing Forge Nano shareholders will roll 100% of their equity interest, retaining at least ~75% of ownership in the pro forma business

Sources

Forge Nano Equity Rollover	1,200
Archimedes II Cash in Trust[2]	$242
PIPE Proceeds[3]	$100
Total Sources	**$1,542**

Uses

Forge Nano Equity Rollover	1,200
Cash to Balance Sheet	$317
Estimated Transaction Costs and Related Fees	$25
Total Uses	**$1,542**

Illustrative Ownership at Close[4]

	PF Shares	Ownership
Forge Nano Rollover Equity	120.0	75.3%
Archimedes II Public	23.0	14.4%
PIPE Investor Shares[5]	13.0	8.2%
Archimedes II Sponsor	3.6	2.3%
Pro Forma Total Shares Outstanding	**159.6**	**100.0%**
Share Price		$10.00
Total Equity Value		**$1,595.9**
Less: Pro Forma Net Cash		$317
Pro Forma Enterprise Value		**$1,278.9**



2.3%
8.2%
14.4%
75.3%
Forge Nano Shareholders
Archimedes II Public
PIPE Shareholders
Archimedes II Sponsor

Note: Figures shown in millions, except per share amounts. All charts and tables exclude 11.5M public warrants and 0.42M private warrants, with a strike price of $11.50 per common share and excludes 15.0M PIPE warrants at closing and an aggregate of up to 7.5M additional PIPE warrants that may be issued after closing (see footnote 5 below) with a strike price of $10.00 per common share. (1) Earnout share price milestones are based on the 20-trading day VWAP within any consecutive 30 trading day period. (2) Assumes no redemptions. Trust value includes accrued interest as of December 31, 2025. (3) Assumes PIPE commitment is satisfied by newly issued shares at $10.00/share. (4) Includes 23.0M ATII public shares, 120.0M Forge Nano shares, 5.75M founder shares, 0.84M ATII private placement shares and 10.0M PIPE shares. Assumes no draw on Morrisville construction finance facility. Excludes the impact of 90.0M earnout shares released ratably at the following milestones: (i) $15.00/share or $400M TTM Revenue; (ii) $20.00/share or $600M TTM Revenue; and (iii) $25.00/share or $800M TTM Revenue. (5) At closing, PIPE investor will own 10.0M shares from SPAC (PIPE investor's obligations may be offset via purchase and non-redemption of ATII in the open market), 3.0M founder shares transferred from Sponsor and 15.0M PIPE warrants. PIPE investor may receive 5.0M additional warrants if 5.0M shares are held for two years post-closing. If the 20-trading day VWAP 21 days after the six-month anniversary of the closing is less than $10.00/share, the PIPE investor may receive up to an additional 10.0 million warrants and the exercise price for PIPE warrants will be reset to the greater of (i) such VWAP or (ii) $5.00 per common share or $7.28 per common share, depending on certain conditions.

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Valuation Benchmarking & Key Business Metrics

Equity Market Value of Select Battery & Semiconductor Technology Peers ($mm)(2)



Phase 1: Growth Stage Peers
Mature Global Peers
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Transaction Pro-Forma Equity Value
Current Equity Value
$1,596
$4,476
$4,349
$548
$2,430
$1,513
$1,402
$1,329
$2,558
$315,016
$334,171

	FORGE NANO	(1) QuantumScape	eos	ENOVIX	amprius	APPLIED MATERIALS	Lam RESEARCH
Technologies	• Powder coating for semiconductor capital equipment and lithium-ion batteries	• Lithium-metal solid state batteries	• Aqueos zinc batteries	• 3D Silicon Lithium-Ion batteries	• Silicon nanowire anode • High density lithium-ion cells	• Semiconductor equipment • Display technologies	• Etch technologies • Deposition • Wafer cleaning
Target Markets	• Government & Defense • Datacenters & Chip fabricators • Electric utilities	• Consumer & Commercial electric vehicles	• Power generation co-location • Electric utilities • C&I Behind-the-meter	• Consumer & Commercial electric vehicles • Mobile computing	• UAV/aviation • Defense applications • E-mobility	• Semiconductor manufacturers • Display manufacturers	• Semiconductor manufacturers • Advanced logic and memory makers
Patents	200+	200+	15	89	80+	20,000+	20,000+

(1) All trademarks, logos, and brand names used in this document are the property of their respective owners. They are used for identification purposes only and do not imply any affiliation with or endorsement by the trademark owners.
Data: SEC filings and CapIQ as of April 17, 2026. Patent count information based on investor presentations at time of deal announcement or via justia.com. (2) At time of transaction and as of April 17, 2026

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Advanced Manufacturing at Scale

Leading Edge Growth Across Advanced Manufacturing & Critical Industries

Revenue CAGR ('25-'27)[1]



140%
120%
100%
80%
60%
40%
20%
0%
11%
15%
18%
19%
20%
22%
24%
24%
69%
91%
129%
MRCY
BWXT
KLAC
AMAT
ASML
KOKSF
KTOS
LRCX
AMPX
MP
Forge Nano

This peer group includes advanced manufacturing, semiconductor equipment, defense, and critical minerals, which are the sectors most closely aligned with Forge Nano's business. Each company shown is a well covered public comparable, including Applied Materials, ASML, Lam Research, Kratos, and BWX Technologies. Their growth rates range from 11% to 24%. Amprius's 69% CAGR is elevated relative to peers given the company is in early commercial-stage production in 2025, with growth rates expected to normalize as manufacturing scales. MP Materials, which just secured a transformational DoW partnership and a supply agreement, is at 91%. Forge Nano is at 129%. We're not incrementally faster, we're in a different category entirely.

(1) Public company filings and Capital IQ as of April 16, 2026.

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Leading Edge Growth Across Advanced Manufacturing & Critical Industries

Leading Edge Growth Across Advanced Manufacturing & Critical Industries



EV / Sales ('27)(1)
EV / Sales (Phase 2)
20
15
10
5
0
4
4
5
6
7
9
10
12
12
12
13
16
KOKSF
MRCY
BWXT
KTOS
AMAT
ASML
LRCX
AMPX
MP
USAR
KLAC
Forge Nano
2.7x
NANO
Base Case
1.2x
NANO
High Case

The peer group trades between 4x and 13x on 2027 sales, a wide band covering defense primes, semiconductor capital equipment, and critical minerals. Forge Nano is at 16.8x, a premium to the group. Forge Nano has $76 million in visible revenue, a 129% CAGR, and requires no additional capital to get there, and we're priced below a pre-revenue peer. Now look at the two bars on the right. That's Forge Nano at Phase 2 scale, 2.7x on the Base Case, 1.2x on the High Case. Same company, same valuation. The multiple doesn't compress because the business slows down. It compresses because the revenue catches the vision.

(1) Public company filings and Capital IQ as of April 16, 2026.

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Growth Path



1200
1000
800
600
400
200
0
Phase 1 Growth
Phase 2 Scale-Up
~16.8x Pro-forma EV / '27 Sales
~2.7x Pro-forma EV / Sales
~1.2x Pro-forma EV / Sales
2025
2026
2027
Scaling Base Case
Scaling High Case
Semi Equipment
Battery Cells
Other

Phase 1 - Locked In: 129% Revenue CAGR. $2B+ Pipeline & ~$84M binding term sheets.

Phase 2 - De-Risked: 300mm transition de-risked by completed R&D and commercialized 200mm technology. 10x throughput advantage vs AMAT and Lam creates a structural cost advantage, not just a performance story.

Phase 2 - Gigafactory: Fully Funded $100M DoE grant secured. Strategic tier 1 guaranteed ramp de-risks battery offtake. 2028 DoW domestic battery mandate creates $12B captive market (see slide 32 "Forge Battery | Market Strategy")

The Result: 16.8x EV/Sales today. Validated path to 2.7x base case and 1.2x high case.

1. Based on Phase 1 & 2 base case and high case scenarios outlined on slide 37 & 38.

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Forge Nano: A Materials Science Revolution

Forge Nano's Atomic Armor® accelerates manufacturing innovation, transforms product performance, and achieves a more sustainable future

Revolutionary Powder ALD

One of the World's Leading Powder ALD Technologies: Enhancing Materials for a Better Future

High-Performance Batteries

Unlocking Higher Energy Density, Accelerated Charging, Extended Cycle Life, and Reduced Thermal Runaway

Fast Semi Coating

10x cycle time
Potential for higher AI Chip yields

Robust IP Portfolio

200+ Patents[1]

U.S.-Only Production & U.S.-Dominant Supply Chain

Reshoring Manufacturing

Large & Growing Addressable Market

$359B+ TAM by 2034[2]

(1) Issued, pending, provisional, invention disclosures and in-licensed.
(2) By 2034, lithium-ion battery market to reach $349B and semi ALD equipment to reach $9.8B.

FORGE NANO

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The Atomic-Scale Platform Powering Next-Generation Energy, Computing and Advanced Industrial Systems



Forge Nano Inc. Investor Presentation | April 2026